Operating Leases (Notes)	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Operating Leases
Operating Leases
Total rental expense consists of the following:

(In thousands)	2014	2013	2012
Gross rentals:
Ships and containers	$200,214	$182,998	$198,137
Other	36,469	36,682	42,252
	236,683	219,680	240,389
Sublease rentals	(4,773)	(4,463)	(21,961)
	$231,910	$215,217	$218,428

In order to ship bananas from our growing regions to our markets, we lease specialized cargo ships and also contract for transportation aboard third-party cargo ships. We have approximately eleven ships in rotation and may lease additional temporary capacity as needed with leases of one month or less. As of December 31, 2014, we had ten ships under lease, with two of these scheduled to expire in late-2015, four in late-2016 and four in late-2018. From 2007 through mid-2014, we had eleven cargo ships under a long-term sale-leaseback arrangement. We incurred an additional $5 million of cost in 2014 in connection with the changeover of these ships. A deferred gain on this 2007 sale-leaseback was recognized as a reduction of "Cost of sales" over the base term of the leases, through 2014. To maintain our shipping rotation, we contracted additional third-party ships. Lease expense in 2012 included $6 million of losses on the sublease of three ships that were temporarily taken out of our shipping rotation, net of $2 million of related sale-leaseback gain amortization during the sublease period.
We also lease more than 15,000 containers and approximately 3,000 to 4,000 generator sets and chassis used for inland transportation of these containers. These leases range from 5-8 years and are used for both ocean and ground transportation of bananas, other produce and other cargo. Certain of these lease arrangements include financial covenants that reference the 2013 ABL described in Note 12. At December 31, 2014, we were in compliance with these financial covenants and expect to remain in compliance for at least twelve months from the balance sheet date.
A portion of our operating leases of containers contain residual value guarantees under which we guarantee a certain minimum value of the containers at the end of the lease. If we do not exercise our purchase option at the end of the lease, and the lessor cannot sell the containers for at least the guaranteed amount, we will have to pay the difference to the lessor. We estimate that the residual value guarantees are approximately $8 million, $18 million and $16 million at December 31, 2014, 2013 and 2012, respectively. We also estimate that the fair value of these residual value guarantees are nominal because the fair value of the containers at the end of the lease term is expected to exceed the residual value that was guaranteed under the lease. Therefore, we do not expect to make payments under the residual value guarantees and have not recorded a liability in the consolidated financial statements.
Portions of the minimum rental payments for ships constitute reimbursement for ship operating costs paid by the lessor. In addition, we incur a significant amount of short-term rental expense related to leases of ships and also for farm land used to grow lettuce, which are not included in the future minimum rental payments table below.
Future minimum rental payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year at December 31, 2014 are as follows:

(In thousands)	Ships and Containers	Other	Total
2015	$149,975	$22,616	$172,591
2016	112,765	19,594	132,359
2017	48,164	18,073	66,237
2018	38,260	13,945	52,205
2019	4,878	8,294	13,172
Later years	7,718	29,849	37,567